Exhibit 31.2

CERTIFICATION

PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Chet Holyoak, certify that:

1. I have reviewed this Form 10-K/A of Gold Resource Corporation;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: April 29, 2026
/s/ Chet Holyoak

Chet Holyoak

Chief Financial Officer

(Principal Financial and Accounting Officer)